UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 8, 2006, the Company issued a press release announcing preliminary unaudited financial results for the three-months and nine months ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.
(b) Effective August 8, 2006, Robert U. Mullen stepped down as the Company's President of Worldwide Field Operations. Mr. Mullen will assist the Company through the end of 2006 in transitioning his management responsibilities to a new sales management team.  Mr. Mullen will continue to report to Mr. Springsteel.

Item 7.01 Regulation FD Disclosure
At a conference call on August 8, 2006, the Company described a set of prospective financial targets. A description of these targets is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events
On August 1, 2006, a shareholder derivative complaint alleging breach of fiduciary duty, unjust enrichment, statutory violations and other violations of law related to the Company's option granting practices was filed in federal district court for the Northern District of California against Chordiant and certain of its current and former officers and directors. Chordiant has not been served with process in this suit. The claims underlying this lawsuit go to issues that are the subject of the ongoing investigation by the Chordiant's Audit Committee described above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release issued by Chordiant Software, Inc. dated August 8, 2006.

99.2 Description of Prospective Financial Targets

Safe Harbor Statement

This current report on Form 8-K includes "forward-looking statements" that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. Forward-looking statements in this report are generally identified by words, such as "believes," "anticipates," "plans," "expects," "will," "would," "guidance," "projects" and similar expressions which are intended to identify forward-looking statements. There are a number of important factors that could cause the results or outcomes discussed herein to differ materially from those indicated by these forward-looking statements, including, among others, the result of potential changes in accounting estimates associated with percentage of completion projects, related changes in compensation and royalty expenses, the final conclusions of the audit committee of the board of directors concerning matters relating to the company's stock option grants including, but not limited to, the accuracy of the stated dates of historical option grants and whether all proper corporate procedures were followed; the impact of any restatement of financial statements of Chordiant or other actions that may be taken or required as a result of such reviews or the results of the inquiry being conducted by the Securities and Exchange Commission ("SEC") in connection with Chordiant's historical option grant practices. Further information on potential factors that could affect Chordiant are included in risks detailed from time to time in Chordiant's SEC filings, including, without limitation, Chordiant's Annual Report on Form 10-K for the period of October 1, 2004 to September 30, 2005, and Chordiant's most recent quarterly report on Form 10-Q. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Chordiant does not undertake an obligation to update forward-looking or other statements in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chordiant Software, Inc.

Date: August 8, 2006	By: /s/ Derek Witte Derek Witte Vice President and General Counsel